SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 23, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

         1-12246                                          95-4549193

 (Commission File Number)                      (IRS Employer Identification No.)


    2951 28th Street, Suite 3001                              90405
    Santa Monica, California

(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS



         On July 23, 2002, the Registrant announced that American Golf Corporation ("American Golf"), the primary tenant of National Golf Operating Partnership, L.P. ("NGOP"), entered into a restructuring agreement with its lenders. A copy of the press release announcing the restructuring agreement is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The restructuring agreement is subject to the delivery of leasehold mortgages on certain golf courses leased by American Golf and an affiliate. The process of preparing these leasehold mortgages is underway and is required to be completed by August 8, 2002; however, there can be no assurances that the leasehold mortgages will be delivered by this date.

         Pursuant to the restructuring agreement between American Golf, Bank of America and the holders of American Golf's private placement notes (the "Noteholders"), American Golf has pledged certain securities and agreed to grant leasehold mortgages on certain of its leases to NGOP, Bank of America and the Noteholders. The restructuring agreement is filed as Exhibit 99.2 hereto and the collateral agency agreement, pledge agreements and management agreement governing this collateral are filed as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively, hereto and all are incorporated herein by reference.

         In connection with the restructuring agreement, the Registrant entered into a facilitation agreement with American Golf, David G. Price and certain affiliates. Under the facilitation agreement, the Registrant and NGOP agreed to enter into a rent deferral agreement providing for deferral of certain rent payable to NGOP by American Golf, but only if necessary and to the extent necessary for American Golf to make principal amortization payments to Bank of America and its Noteholders and specified other payments, up to a specified maximum amount. The facilitation agreement and the rent deferral agreement are filed as Exhibits 10.1 and 10.2, respectively, hereto and are hereby incorporated herein by reference.

         In connection with the restructuring agreement, David G. Price and certain affiliates provided limited guaranties of American Golf's obligations to Bank of America and the Noteholders by pledging approximately 3.6 million shares of the Registrant's common stock and partnership units of NGOP owned by David G. Price, granting a second deed of trust with respect to real property owned by one of these affiliates and granting leasehold mortgages with respect to certain lease agreements to which one of these affiliates is lessee. The collateral agency agreement, guaranties, pledge agreements and other agreements relating to this collateral are filed as Exhibits 99.7 through 99.15 hereto and are hereby incorporated herein by reference. In connection with David G. Price's pledge of common stock of the Registrant and partnership units of NGOP, the Registrant has entered into a unit exchange and registration rights agreement with Bank of America and the Noteholders with respect to these shares and units, which agreement is filed as Exhibit 10.3 hereto and is hereby incorporated herein by reference.

         David G. Price and certain affiliates are required to substitute cash collateral for the pledged shares of the Registrant's common stock and NGOP partnership units and the second deed of trust granted to Bank of America and the Noteholders. The securities account security and control agreements relating to this cash collateral are filed as Exhibits 99.16 and 99.17 hereto and are hereby incorporated herein by reference. In connection with this cash collateral requirement, the Registrant entered into a unit exchange and registration rights agreement with David G. Price


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relating to his shares of Registrant's common stock and NGOP partnership units, which agreement is filed as Exhibit 10.4 hereto and is hereby incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


         (a) Financial Statements.

         Not applicable.

         (b) Pro Forma Financial Information.

         Not applicable.

         (c) Exhibits.

         10.1 Facilitation Agreement, dated as of July 22, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., American Golf Corporation, Golf Enterprises, Inc., David G. Price and the David G. Price Trust dated March 5, 1998

         10.2 Rent Deferral Agreement, dated as of July 22, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., American Golf Corporation, Golf Enterprises, Inc., David G. Price and the David G. Price Trust dated March 5, 1998

         10.3 Unit Exchange and Registration Rights Agreement, dated as of July 19, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., Bank of America, N.A. and the Purchasers party thereto

         10.4 Unit Exchange and Registration Rights Agreement, dated as of July 22, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., David G. Price and the David G. Price Trust dated March 5, 1998

         99.1       Press release of the Registrant, dated July 23, 2002

         99.2 Restructuring Agreement and Limited Waiver made as of July 1, 2002, by and among American Golf Corporation, Bank of America, N.A. and the Purchasers party thereto

         99.3 Collateral Agency and Intercreditor Agreement made and dated as of July 19, 2002, by and among American Golf Corporation, BNY Midwest Trust Company, as a collateral agent, Bank of America, N.A., the Purchasers party thereto and National Golf Operating Partnership, L.P.

         99.4 Majority-Owned Subsidiaries Pledge Agreement between American Golf Corporation and BNY Midwest Trust Company as collateral agent, dated as of July 19, 2002

         99.5 Wholly-Owned Subsidiaries Pledge Agreement between American Golf Corporation and BNY Midwest Trust Company, as collateral agent, dated as of July 19, 2002


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         99.6       Management Agreement, dated as of July 19, 2002, between
                    American Golf Corporation and AGC Operating Company, LLC

         99.7 Collateral Agency and Intercreditor Agreement made and dated as of July 19, 2002, by and among American Golf Corporation, David G. Price, The David G. Price Trust, dated March 5, 1998, Mountaingate Land, L.P., Golf Enterprises, Inc., Jim Colbert Golf, Inc., BNY Midwest Trust Company, as collateral agent, Bank of America, N.A. and the Purchasers party thereto

         99.8 Limited Recourse Jim Colbert Golf Guaranty, dated as of July 19, 2002, between Jim Colbert Golf, Inc. and BNY Midwest Trust Company, as collateral agent

         99.9 Limited Recourse GEI Guaranty, dated as of July 19, 2002, between Golf Enterprises, Inc. and BNY Midwest Trust Company, as collateral agent

         99.10 Limited Recourse David G. Price Guaranty, dated as of July 19, 2002, between David G. Price, The David G. Price Trust, dated March 5, 1998, and BNY Midwest Trust Company, as collateral agent

         99.11 Limited Recourse Mountaingate Guaranty, dated as of July 19, 2002, between Mountaingate Land, L.P. and BNY Midwest Trust Company, as collateral agent

         99.12 Stock and Partnership Interest Pledge Agreement, dated as of July 19, 2002, between David G. Price, the David G. Price Trust and BNY Midwest Trust Company

         99.13 Security Agreement, dated as of July 19, 2002, by and among American Golf Corporation and BNY Midwest Trust Company, as collateral agent

         99.14 Waiver and Consent, dated as of July 19, 2002 by and among Mountaingate Land, L.P., David G. Price, The David G. Price Trust, dated March 5, 1998 and Bank of America, N.A.

         99.15 Credit Enhancement Agreement, dated as of July 19, 2002, among David G. Price, Mountaingate Land, L.P. and American Golf Corporation

         99.16 Securities Account Security and Control Agreement, dated as of July 19, 2002, between Mountaingate Land, L.P. and BNY Midwest Trust Company, as collateral agent

         99.17 Securities Account Security and Control Agreement, dated as of July 19, 2002, between David G. Price and BNY Midwest Trust Company, as collateral agent

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 23, 2002                        NATIONAL GOLF PROPERTIES, INC.
                                                      (Registrant)



                                            By:/s/ Neil M. Miller
                                               --------------------------------
                                               Neil M. Miller
                                               Chief Financial Officer and
                                               Secretary



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                                  EXHIBIT INDEX



         EXHIBIT NO.     DOCUMENT DESCRIPTION

         10.1 Facilitation Agreement, dated as of July 22, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., American Golf Corporation, Golf Enterprises, Inc., David G. Price and the David G. Price Trust dated March 5, 1998

         10.2 Rent Deferral Agreement, dated as of July 22, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., American Golf Corporation, Golf Enterprises, Inc., David G. Price and the David G. Price Trust dated March 5, 1998

         10.3 Unit Exchange and Registration Rights Agreement, dated as of July 19, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., Bank of America, N.A. and the Purchasers party thereto

         10.4 Unit Exchange and Registration Rights Agreement, dated as of July 22, 2002, among National Golf Properties, Inc., National Golf Operating Partnership, L.P., American International Golf, Inc., David G. Price and the David G. Price Trust dated March 5, 1998

         99.1       Press release of the Registrant, dated July 23, 2002

         99.2 Restructuring Agreement and Limited Waiver made as of July 1, 2002, by and among American Golf Corporation, Bank of America, N.A. and the Purchasers party thereto

         99.3 Collateral Agency and Intercreditor Agreement made and dated as of July 19, 2002, by and among American Golf Corporation, BNY Midwest Trust Company, as a collateral agent, Bank of America, N.A., the Purchasers party thereto and National Golf Operating Partnership, L.P.

         99.4 Majority-Owned Subsidiaries Pledge Agreement between American Golf Corporation and BNY Midwest Trust Company as collateral agent, dated as of July 19, 2002

         99.5 Wholly-Owned Subsidiaries Pledge Agreement between American Golf Corporation and BNY Midwest Trust Company, as collateral agent, dated as of July 19, 2002

         99.6 Management Agreement, dated as of July 19, 2002, between American Golf Corporation and AGC Operating Company, LLC

         99.7 Collateral Agency and Intercreditor Agreement made and dated as of July 19, 2002, by and among American Golf Corporation, David G. Price, The David G. Price Trust, dated March 5, 1998, Mountaingate Land, L.P., Golf Enterprises, Inc., Jim Colbert Golf, Inc., BNY Midwest Trust Company, as collateral agent, Bank of America, N.A. and the Purchasers party thereto

         99.8 Limited Recourse Jim Colbert Golf Guaranty, dated as of July 19, 2002, between Jim Colbert Golf, Inc. and BNY Midwest Trust Company, as collateral agent

         99.9 Limited Recourse GEI Guaranty, dated as of July 19, 2002, between Golf Enterprises, Inc. and BNY Midwest Trust Company, as collateral agent

         99.10 Limited Recourse David G. Price Guaranty, dated as of July 19, 2002, between David G. Price, The David G. Price Trust, dated March 5, 1998, and BNY Midwest Trust Company, as collateral agent

         99.11 Limited Recourse Mountaingate Guaranty, dated as of July 19, 2002, between Mountaingate Land, L.P. and BNY Midwest Trust Company, as collateral agent

         99.12 Stock and Partnership Interest Pledge Agreement, dated as of July 19, 2002, between David G. Price, the David G. Price Trust and BNY Midwest Trust Company

         99.13 Security Agreement, dated as of July 19, 2002, by and among American Golf Corporation and BNY Midwest Trust Company, as collateral agent

         99.14 Waiver and Consent, dated as of July 19, 2002 by and among Mountaingate Land, L.P., David G. Price, The David G. Price Trust, dated March 5, 1998 and Bank of America, N.A.

         99.15 Credit Enhancement Agreement, dated as of July 19, 2002, among David G. Price, Mountaingate Land, L.P. and American Golf Corporation

         99.16 Securities Account Security and Control Agreement, dated as of July 19, 2002, between Mountaingate Land, L.P. and BNY Midwest Trust Company, as collateral agent

         99.17 Securities Account Security and Control Agreement, dated as of July 19, 2002, between David G. Price and BNY Midwest Trust Company, as collateral agent